UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022 (June 7, 2022)

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7450 N. MCCORMICK BLVD., SKOKIE, ILLINOIS	60076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 23, 2022, Tenneco Inc. (the “Company”) announced its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Pegasus Holdings III, LLC, a Delaware limited liability company (“Parent”), and Pegasus Merger Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of certain funds (the “Apollo Funds”) managed by affiliates of Apollo Global Management, Inc.

On June 7, 2022, the Company held its 2022 Annual Meeting of Stockholders. The proposals voted upon at the Annual Meeting are described in detail in the Company’s proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 26, 2022 (the “Proxy Statement”). The stockholders voted on the matters set forth below.

1. The proposal to approve the Merger Agreement was approved based upon the following votes:

Votes for	57,401,897
Votes against	272,355
Abstentions	1,567,984
Broker non-votes	9,608,510

2. The proposal to approve the merger-related compensation was not approved based upon the following advisory, non-binding vote:

Votes for	26,583,096
Votes against	31,088,874
Abstentions	1,570,266
Broker non-votes	9,608,510

3. The proposal to adjourn the meeting to another time or place, if necessary in the judgment of proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals was approved based upon the following votes. However, because the merger proposal was approved there is no need to adjourn the Annual Meeting.

Votes for	56,052,826
Votes against	3,048,898
Abstentions	140,512
Broker non-votes	9,608,510

4. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Roy V. Armes	56,495,292	2,055,372	691,572	9,608,510
Thomas C. Freyman	57,523,079	1,071,872	647,285	9,608,510
Denise Gray	57,651,704	939,004	651,528	9,608,510
Brian J. Kesseler	57,520,164	1,148,923	573,149	9,608,510
Michelle A. Kumbier	57,787,961	772,766	681,509	9,608,510
Dennis J. Letham	57,425,853	1,169,296	647,087	9,608,510
James S. Metcalf	57,695,439	879,187	667,610	9,608,510
Aleksandra A. Miziolek	56,420,391	2,159,832	662,013	9,608,510
Charles K. Stevens, III	56,231,077	2,362,863	648,296	9,608,510
John S. Stroup	56,679,428	1,913,901	648,907	9,608,510

5. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountant for 2022 was approved based upon the following votes:

Votes for	67,810,632
Votes against	494,336
Abstentions	545,778

There were no broker non-votes for this item.

6. The proposal to approve the compensation of our named executive officers was approved based upon the following advisory, non-binding vote:

Votes for	54,651,520
Votes against	3,822,450
Abstentions	768,266
Broker non-votes	9,608,510

ITEM 8.01	OTHER EVENTS

On June 7, 2022, the Company issued a press release announcing the results of the Annual Meeting. A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference.

Safe Harbor for Forward-Looking Statements

This announcement contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of the Company and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the Merger disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on the Company’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (9) other factors that could affect the Company’s business such as, without limitation, cyclical and seasonal nature of the industries that the Company serves; foreign operations, especially in emerging regions; changes in currency exchange rates; business disruptions due to public health or safety emergencies, such as the novel strain of coronavirus (“COVID-19”) pandemic; the cost and availability of supplies, raw materials and energy; the effectiveness of the Company’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting the Company’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting the Company’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events and natural disasters; and (10) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: June 8, 2022	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President and General Counsel